SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 13, 2023

SCIENTIFIC INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-6658	04-2217279
(State or other Jurisdiction)	(Commission File Number)	(IRS Employer No.)

80 Orville Drive

Bohemia, New York 11716

(Address of principal executive offices)

(631) 567-4700

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.05 per share	SCND	OTCMKTS

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Securities Purchase Agreement

On December 13, 2023, Scientific Industries, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain investors (the “Investors”) pursuant to which the Investors agreed to subscribe and purchase up to 3,500,000 Units at a price per Unit of $2.00, or an aggregate purchase price of $7,000,000 at one or more closings (the “Offering”), with each Unit comprised of (a) one newly-issued share of Common Stock, par value $0.05 per share (the “Shares”), and (b) a warrant (the “Warrants”) to purchase either 100% or 160%, depending on the number of Units purchased by an Investor, of the number of shares of Common Stock included in the Units purchased by an Investor (the “Warrant Shares”) at an exercise price of $2.50 per share. The Warrants are immediately exercisable and expire five years from their date of issuance. If at any time commencing 12 months from the date of the issuance of a Warrant, but before the expiration of the Warrant, the volume weighted average pricing of the Company’s common stock exceeds $5.00 (subject to adjustment for forward and reverse stock splits, recapitalizations, stock dividends and the like) for each of thirty consecutive trading days, then the Company may, at any time in its sole discretion, call for the exercise of the Warrants, in their entirety.

The Company also entered into a Registration Rights Agreement dated December 13, 2023 (the “Registration Rights Agreement”) with the Investors, pursuant to which the Investors will have the Shares and Warrant Shares included in a registration statement to be prepared and filed with the Securities and Exchange Commission so as to permit the registered resale of the Shares and the Warrant Shares. Under the Registration Rights Agreement, the Company shall use its best efforts to have such registration statement declared effective for a period of one (1) year following the initial date of effectiveness. In addition, the holders of at least twenty per cent (20%) of the shares eligible for registration under the Registration Rights Agreement shall have the right, exercisable at any time prior to December 13, 2028, to request that the Company file with the Securities and Exchange Commission a registration statement for all or part of such shares beneficially owned by the holders of such shares.

The transactions contemplated by the Purchase Agreement are expected to close in multiple closings on or before January 31, 2024, subject to customary closing conditions.

Item 3.02 Unregistered Sales of Equity Securities

The Offering

On December 13, 2023, pursuant to the Purchase Agreement, the Company sold, and Investors purchased, an aggregate of 2,638,076 Units, comprised of 2,638,076 Shares and Warrants to purchase 3,673,076 Warrant Shares for a total consideration of $5,276,152.  The Company intends to use the net proceeds from the sale of the Units for working capital needs of its Bioprocessing Systems Operations.

As an incentive to those Investors of the Company who had participated in previous private placements (“Existing Investors”) and had received as part of those financings, warrants (“Outstanding Warrants”) to purchase shares of Common Stock, the Company agreed that, if such an Existing Investor were to purchase Units at a certain level in the Offering, the Company would reduce the exercise price of the Outstanding Warrants held by an Existing Investor to $2.50 per share and extend the period in which such Outstanding Warrants could be exercised to the period ending on the fifth anniversary of the date on which the Existing Investor purchased Units under the  Purchase Agreement.  Each such Existing Investor purchasing Units at the requisite level will receive a new warrant (the “Replacement Warrants”) to replace such Existing Investor’s Outstanding Warrants.  On December 13, 2023, as a result of their purchase of Units, Existing Investors became entitled to receive Replacement Warrants to replace 1,257,331 Outstanding Warrants, and therefore reducing the exercise price of such Outstanding Warrants to $2.50 per share and extending the period in which such Outstanding Warrants could be exercised to the period ending on the fifth anniversary of the closing under the Purchase Agreement on December 13, 2023.

The sale of the Units was made in a private placement transaction, pursuant to the exemption provided by Section 4(2) of the Securities Act and certain rules and regulations promulgated under that section and pursuant to exemptions under state securities laws.

Placement Agent Warrants

As part of its compensation as placement agent for the Offering described above, the Company will issue to the placement agent or its designees warrants to purchase up to 131,904 shares of Common Stock at an exercise price of $2.00 per share on substantially the same terms as the Warrants issued to the Investors.

This Current Report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy the Shares, Warrant Shares or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

A copy of the Purchase Agreement, Registration Rights Agreement, the forms of Warrant, and the form of the Replacement Warrant are attached hereto as exhibits. This summary description does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, the Registration Rights Agreement, the forms of Warrant, and the form of the Replacement Warrant which are incorporated herein by reference.

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ITEM 9.01 Financial Statements and Exhibits

(a),(b),(c) not applicable

(d) Exhibits

Exhibit No	Description
4.1	Forms of Warrant
4.2	Registration Rights Agreement by and among the Company and the Investors
10.1	Purchase Agreement by and among the Company and the Investors
10.2	Replacement Warrant

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTIFIC INDUSTRIES, INC.

Date: December 15, 2023	By:	/s/ Helena R. Santos
Helena R. Santos,
President and Chief Executive Officer

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